SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       March 11,2015
                        Date of Report
              (Date of Earliest Event Reported)

                         ALIFE, INC.
      (Name of Registrant as Specified in its Charter)

Delaware                    55064		   46-3621581
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                       521 Bukit Batok Street 23
                                #01-01
                        Singapore  659544
                 (Address of Principal Executive Offices)

                             65  6659 0028
                     (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Alife Air Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              ALIFE INC.


Date: March 12, 2015       /s/  Devan Nair
                                   President